UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2017

Information Services Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33287	20-5261587
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, CT 06901

(Address of principal executive offices)

(203) 517-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

                                                As discussed below, on April 27, 2017, Information Services Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved an amendment to the Information Services Group, Inc. Amended and Restated 2007 Equity and Incentive Award Plan (the “Plan”) in order to (a) increase the number of shares of common stock available for issuance under the Plan by 5,300,000, (b) make the other changes as described in the Proxy Statement (as defined below) and (c) reapprove the material terms of the Plan for purposes of Internal Revenue Code Section 162(m).

The material features of the Plan and the amendment thereto are summarized in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on March 17, 2017 in connection with the Annual Meeting (the “Proxy Statement”), which summary is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The summary and the above description of the Plan do not purport to be complete and are qualified in their entirety by reference to the Plan (as amended), which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 27, 2017, the Company held its  Annual Meeting. Of the 42,272,853 shares outstanding and entitled to vote, 37,056,847 shares were represented at the meeting in person or by proxy, or an approximately 87.66% quorum.  The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1: Election of Directors. The stockholders elected Neil G. Budnick and Gerald S. Hobbs as directors to hold office until the 2020 Annual Meeting of Stockholders and until their successors have been elected and have qualified to hold such office. The results of the election for each director are as follows:

Directors	Votes Cast For	Votes Withheld	Broker Non-Votes
Neil G. Budnick	28,240,470	183,414	8,632,963
Gerald S. Hobbs	28,237,047	186,837	8,632,963

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for 2017. The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017. The voting results are as follows:

For	Against	Abstain
36,741,063	203,094	112,690

Proposal 3: Non-Binding Advisory Vote on Executive Compensation. The stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as described in the Proxy Statement. The voting results are as follows:

For	Against	Abstain	Broker Non-Votes
23,988,078	4,417,489	18,317	8,632,963

Proposal 4: Non-Binding Advisory Vote on the Frequency of Stockholder Vote on Executive Compensation. The stockholders approved “one year” in a non-binding advisory vote, with respect to how frequently a stockholder vote to approve the compensation paid to our named executive officers should occur. The voting results are as follows:

One Year	Two Year	Three Year	Abstain	Broker Non-Votes
27,471,136	159,390	780,858	12,500	8,632,963

Proposal 5: Approval of an Amendment to the Amended and Restated 2007 Equity and Incentive Award Plan. The stockholders approved an amendment to the Plan to (a) increase the number of shares of common stock available for issuance under the Plan by 5,300,000, (b) make the other changes as described in the Proxy Statement and (c) reapprove the material terms of the Plan for purposes of Internal Revenue Code Section 162(m). The voting results are as follows:

For	Against	Abstain	Broker Non-Votes
23,729,848	4,684,909	9,127	8,632,963

In accordance with Item 5.07(d) of Form 8-K, in light of these results, the Company now reports that it has determined that it will hold a non-binding advisory vote on executive compensation every year until the next required stockholder non-binding advisory vote on this matter, which, in accordance with applicable law, will occur no later than the Company’s Annual Meeting of Stockholders in 2023, unless the Board of Directors of the Company otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders of the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

10.1

Information Services Group, Inc. Amended and Restated 2007 Equity and Incentive Award Plan (as amended by the 2017 amendment) (incorporated herein by reference to Appendix A of the Company’s definitive Proxy Statement filed on March 17, 2017)

99.1

Section entitled “Proposal No. 5 Approval of an Amendment to the Amended and Restated 2007 Equity and Incentive Award Plan” in the Company’s Proxy Statement (incorporated herein by reference to the Company’s definitive Proxy Statement filed on March 17, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2017	INFORMATION SERVICES GROUP, INC.

	By:	/s/ Michael P. Connors
Michael P. Connors
Chairman and Chief Executive Officer